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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 11, 2004


                               BCSB BANKCORP, INC.
             -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         UNITED STATES                     0-24589              52-2108333
-----------------------------------   ------------------  ---------------------
(State or Other Jurisdiction of          (Commission        (I.R.S. Employer
       Incorporation)                    File Number)       Identification No.)



4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND                      21236
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(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (410) 256-5000
       --------------------------------------------------



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(a)    Not applicable.


(b)    Not applicable.


(c)    The following exhibit is filed herewith:


       Exhibit 99.1    Press Release dated August 11, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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      On August 11, 2004, BCSB Bancorp, Inc. issued a press release announcing its unaudited financial results for the three and nine months ended June 30, 2004. A copy of the press release is attached to this Report as an exhibit and is furnished herewith.






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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BCSB BANKCORP, INC.
                                            ------------------------------------
                                            (Registrant)


Date:  August 11, 2004                      By: /s/ Bonnie Klein
                                                --------------------------------
                                                Bonnie Klein
                                                Vice President and Treasurer